Fund/Ticker

Fidelity® SAI Small-Mid Cap 500 Index Fund/FZFLX

Summary Prospectus

September 29, 2017

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® index funds dedicated to certain programs affiliated with Strategic Advisers, Inc.

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund (including the fund's SAI) online at www.fidelity.com/funddocuments. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated September 29, 2017 are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Fund Summary

Fund:
Fidelity® SAI Small-Mid Cap 500 Index Fund

Investment Objective

The fund seeks to provide investment results that correspond to the total return of stocks of small- to mid-capitalization United States companies.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.11%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.18%
Total annual operating expenses	0.29%
Fee waiver and/or expense reimbursement(a)	0.14%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.15%

(a)  Fidelity Management & Research Company (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.15%. This arrangement will remain in effect through September 30, 2018. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$15
3 years	$77
5 years	$146
10 years	$352

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

  Normally investing at least 80% of assets in securities included in the Russell SMID 500 Index.
  Lending securities to earn income for the fund.

Principal Investment Risks

  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction) can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty.
  Correlation to Index.  The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from its index.
  Small- and Mid-Cap Investing.  The value of securities of small to medium size, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Passive Management Risk.  The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund’s index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund’s performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the performance of the fund's shares over the past year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	4.60%	September 30, 2016
Lowest Quarter Return	1.93%	March 31, 2016
Year-to-Date Return	6.65%	June 30, 2017

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan).

For the periods ended December 31, 2016	Past 1 year	Life of fund(a)
Fidelity® SAI Small-Mid Cap 500 Index Fund
Return Before Taxes	14.62%	5.28%
Return After Taxes on Distributions	14.11%	4.80%
Return After Taxes on Distributions and Sale of Fund Shares	8.46%	3.91%
Russell SMID 500 Index (reflects no deduction for fees, expenses, or taxes)	14.62%	5.32%

(a)  From August 12, 2015

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Geode Capital Management, LLC (Geode) and FMR Co., Inc. (FMRC) serve as sub-advisers for the fund.

Portfolio Manager(s)

Deane Gyllenhaal (senior portfolio manager) and Patrick Waddell (senior portfolio manager) have managed the fund since August 2015.

Louis Bottari (portfolio manager) and Peter Matthew (portfolio manager) have managed the fund since August 2015.

Robert Regan (portfolio manager) has managed the fund since December 2016.

Thomas Brussard, Jr. (assistant portfolio manager) has managed the fund since August 2016.

Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

Shares are offered exclusively to certain clients of the Adviser or its affiliates.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund has no minimum investment requirement.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9866049.104	SV3-SUM-0917